LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
LOSS PER SHARE
Reconciliation for the calculation of basic and diluted loss per share

	2021	2020
Net Loss	$(44,167,812)	$(16,659,478)
Weighted-Average Shares Outstanding - Basic and Diluted	39,243,005	21,265,601
Loss Per Share - Basic and Diluted	$(1.13)	$(0.78)